EXHIBIT 24

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chairman and director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Cathy E. Chessin and Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/Robert H. Boh Robert H. Boh Chairman and Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned President, Chief Executive Officer and director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/J. Herbert Boydstun J. Herbert Boydstun President, Chief Executive Officer and Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/E. R. "Bo" Campbell E. R. "Bo" Campbell Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/Richard W. Freeman, Jr. Richard W. Freeman, Jr. Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/Dick H. Hearin Dick H. Hearin Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/Robert T. Holleman Robert T. Holleman Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/Randall E. Howard Randall E. Howard Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/Elton R. King Elton R. King Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/Sidney W. Lassen Sidney W. Lassen Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/Donald J. Nalty Donald J. Nalty Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/Ray B. Nesbitt Ray B. Nesbitt Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/William C. O'Malley William C. O'Malley Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/James R. Peltier James R. Peltier Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/Robert T. Ratcliff Robert T. Ratcliff Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), her true and lawful agents and attorneys-in-fact, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 12th day of December 2001.

/s/Janee M. "Gee" Tucker Janee M. "Gee" Tucker Director HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Controller and Chief Accounting Officer of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of December 2001.

/s/Ron E. Samford, Jr. Ron E. Samford, Jr. Controller and Chief Accounting Officer HIBERNIA CORPORATION

P0WER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chief Financial Officer of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint Robert H. Boh, Cathy E. Chessin, Gary L. Ryan, and each of them (with full power to each of them to act alone), her true and lawful agents and attorneys-in-fact, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2001, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 12th day of December 2001.

/s/Marsha M. Gassan Marsha M. Gassan. Chief Financial Officer HIBERNIA CORPORATION